EXHIBIT A

RULE 424b3

FORM F6  33310212
EFFECTIVE FEBRUARY 14 2007
NYZHNIODNIPROVSKY PIPE ROLLING
PLANT CHANGED ITS NAME TO
INTERPIPE NIZHNEDNEPROVSKY
TUBEROLLING PLANT JOINT STOCK
COMPANY



AMERICAN DEPOSITARY SHARES

Each American Depositary
Share represents six deposited
Shares

IT IS EXPECTED THAT COMMON
SHARES DEPOSITED HEREUNDER
WILL BE REGISTERED ON THE SHARE
REGISTER MAINTAINED BY
THE SHARE REGISTRAR FOR OPEN
JOINT STOCK COMPANY
NYZHNIODNIPROVSKY PIPE ROLLING
PLANT IN THE NAME OF THE
CUSTODIAN AS NOMINAL HOLDER FOR
THE DEPOSITARY OR ITS NOMINEE.
 THE DEPOSITARY WILL NOT BE
LIABLE FOR THE UNAVAILABILITY
OF COMMON SHARES OR FOR THE
FAILURE TO MAKE ANY
DISTRIBUTION OF CASH OR
PROPERTY WITH RESPECT THERETO
AS A RESULT OF SUCH
UNAVAILABILITY.

THE DEPOSITARY HAS BEEN ADVISED
BY UKRAINIAN COUNSEL THAT
COURTS IN UKRAINE MAY NOT
RECOGNIZE OR ENFORCE JUDGMENTS
OBTAINED IN NEW YORK COURTS.



THE BANK OF NEW YORK

AMERICAN DEPOSITARY RECEIPT

FOR ORDINARY SHARES OF

THE PAR VALUE OF 0.25 HRYVNIA
EACH OF

OPEN JOINT STOCK COMPANY
NYZHNIODNIPROVSKY PIPE ROLLING
PLANT

INCORPORATED UNDER THE LAWS OF
UKRAINE

The Bank of New York as
depositary hereinafter called
the Depositary hereby
certifies that  or registered
assigns IS THE OWNER OF


AMERICAN DEPOSITARY SHARES



representing deposited
ordinary shares herein called
Shares of OPEN JOINT STOCK
COMPANY NYZHNIODNIPROVSKY
PIPE ROLLING PLANT
incorporated under the laws
of Ukraine herein called the
Company.  At the date hereof
each American Depositary
Share represents six Shares
deposited or subject to
deposit under the Deposit
Agreement as such term is
hereinafter defined at the
Kyiv office of ING Bank
Ukraine herein called the
Custodian.  The Depositarys
Corporate Trust Office is
located at a different
address than its principal
executive office.  Its
Corporate Trust Office is
located at 101 Barclay Street
New York N.Y. 10286 and its
principal executive office is
located at One Wall Street
New York N.Y. 10286.

THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET NEW YORK
N.Y. 10286

            1.  THE DEPOSIT
AGREEMENT.

            This American
Depositary Receipt is one of
an issue herein called
Receipts all issued and to be
issued upon the terms and
conditions set forth in the
deposit agreement dated as of
April 7 1999 herein called
the Deposit Agreement by and
among the Company the
Depositary and all Owners and
Beneficial Owners from time
to time of Receipts issued
thereunder each of whom by
accepting a Receipt agrees to
become a party thereto and
become bound by all the terms
and conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
Beneficial Owners of the
Receipts and the rights and
duties of the Depositary in
respect of the Shares
deposited thereunder and any
and all other securities
property and cash from time
to time received in respect
of such Shares and held
thereunder such Shares
securities property and cash
are herein called Deposited
Securities.  Copies of the
Deposit Agreement are on file
at the Depositarys Corporate
Trust Office in New York City
and at the office of the
Custodian.

The statements made on the
face and reverse of this
Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of
the Deposit Agreement to
which reference is hereby
made.  Capitalized terms
defined in the Deposit
Agreement and not defined
herein shall have the
meanings set forth in the
Deposit Agreement.

2.  SURRENDER OF RECEIPTS AND
WITHDRAWAL OF SHARES.



Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt
and upon payment of the fee
of the Depositary provided in
this Receipt and subject to
the terms and conditions of
the Deposit Agreement and
accompanied by such documents
as the Depositary may require
and upon payment of the fee
of the Depositary for the
surrender of Receipts as
provided in Section 5.09 of
the Deposit Agreement and
payment of all taxes and
governmental charges payable
in connection with such
surrender and withdrawal of
the Deposited Securities and
subject to the terms and
conditions of the Deposit
Agreement the Corporate
Documents and the Deposited
Securities the Owner hereof
is entitled to delivery to
him or upon his order of the
Deposited Securities at the
time represented by the
American Depositary Shares
for which this Receipt is
issued.  Delivery of such
Deposited Securities may be
made by the delivery of a
certificates or other
documents evidencing title
including without limitation
as applicable extracts from
the Share Register or
Custodial Register Excerpts
in the name of the Owner
hereof or as ordered by him
or certificates properly
endorsed or accompanied by
proper instruments of
transfer and b any other
securities property and cash
to which such Owner is then
entitled in respect of this
Receipt.  Such delivery will
be made at the option of the
Owner hereof either at the
office of the Custodian or to
the extent practicable at the
Corporate Trust Office of the
Depositary provided that the
forwarding of certificates
for Shares or other Deposited
Securities for such delivery
at the Corporate Trust Office
of the Depositary shall be at
the risk and expense of the
Owner hereof.

3.  TRANSFERS SPLITUPS AND
COMBINATIONS OF RECEIPTS.

The transfer of this Receipt
is registrable on the books
of the Depositary at its
Corporate Trust Office by the
Owner hereof in person or by
a duly authorized attorney
upon surrender of this
Receipt properly endorsed for
transfer or accompanied by
proper instruments of
transfer and funds sufficient
to pay any applicable
transfer taxes and the
expenses of the Depositary
and upon compliance with such
regulations if any as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts or may be combined
with other such Receipts into
one Receipt evidencing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  As a condition
precedent to the execution
and delivery registration of
transfer splitup combination
or surrender of any Receipt
or withdrawal of any
Deposited Securities the
Depositary the Custodian or
Registrar may require payment
from the depositor of the
Shares or the presentor of
the Receipt of a sum
sufficient to reimburse it
for any tax or other
governmental charge and any
stock transfer or
registration fee with respect
thereto including any such
tax or charge and fee with
respect to Shares being
deposited or withdrawn and
payment of any applicable
fees as provided in this
Receipt may require the
production of proof
satisfactory to it as to the
identity and genuineness of
any signature and may also
require compliance with any
regulations the Depositary
may establish consistent with
the provisions of the Deposit
Agreement or this Receipt
including without limitation
this Article 3.


The delivery of Receipts
against deposit of Shares
generally or against deposit
of particular Shares may be
suspended or the transfer of
Receipts in particular
instances may be refused or
the registration of transfer
of outstanding Receipts
generally may be suspended
during any period when the
transfer books of the
Depositary are closed or if
any such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission or under any
provision of the Deposit
Agreement or this Receipt or
for any other reason subject
to the provisions of the
following sentence.
Notwithstanding anything to
the contrary in the Deposit
Agreement or this Receipt the
surrender of outstanding
Receipts and withdrawal of
Deposited Securities may not
be suspended subject only to
i temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the deposit of Shares in
connection with voting at a
shareholders meeting or the
payment of dividends ii the
payment of fees taxes and
similar charges and iii
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal
of the Deposited Securities.
 Without limitation of the
foregoing the Depositary
shall not knowingly accept
for deposit under the Deposit
Agreement any Shares required
to be registered under the
provisions of the Securities
Act of 1933 unless a
registration statement is in
effect as to such Shares.  In
addition the Depositary may
from time to time limit the
number of Shares which may be
deposited hereunder to
facilitate compliance with
the rules and regulations as
in effect from time to time
of the AntiMonopoly Committee
of the Ukraine.

 4.  LIABILITY OF OWNER OR
BENEFICIAL OWNER FOR TAXES.



The Depositary shall not be
liable to the Company any
Owner or Beneficial Owner or
any other person for any tax
or other governmental charge
that is or may become payable
in connection with the
deposit or withdrawal of any
Deposited Securities or the
offer sale pledge or other
transfer of Deposited
Securities or the American
Depositary Shares represented
thereby.  If any tax or other
governmental charge shall
become payable with respect
to any Receipt or any
Deposited Securities
represented hereby such tax
or other governmental charge
shall be payable by the Owner
or Beneficial Owner hereof to
the Depositary.  The
Depositary may refuse to
effect any transfer of this
Receipt or any withdrawal of
Deposited Securities
represented by American
Depositary Shares evidenced
by such Receipt until such
payment is made and may
withhold any dividends or
other distributions or may
sell for the account of the
Owner or Beneficial Owner
hereof any part or all of the
Deposited Securities
represented by the American
Depositary Shares evidenced
by this Receipt and may apply
such dividends or other
distributions or the proceeds
of any such sale in payment
of such tax or other
governmental charge and the
Owner or Beneficial Owner
hereof shall remain liable
for any deficiency.

            5.  WARRANTIES ON
DEPOSIT OF SHARES.

            Every Depositing
Shareholder shall be deemed
by depositing Shares under
the Deposit Agreement to
represent and warrant that
the Depositing Shareholder is
transferring good and valid
title to such Shares under
Ukrainian law and that such
Shares and each certificate
therefor are validly issued
fully paid nonassessable and
free of any preemptive rights
of the holders of outstanding
Shares and that the
Depositing Shareholder is
duly authorized so to do.
Every such person shall also
be deemed to represent that
such Shares and the Receipts
evidencing American
Depositary Shares
representing such Shares
would not be Restricted
Securities.  Such
representations and
warranties shall survive the
deposit of Shares and
issuance of Receipts.

            6.  FILING PROOFS
CERTIFICATES AND OTHER
INFORMATION.

            Any Depositing
Shareholder or any Owner or
Beneficial Owner of a Receipt
may be required from time to
time to file with the
Depositary or the Custodian
such proof of citizenship or
residence exchange control
approval evidence of payment
of applicable taxes and other
governmental charges or such
information relating to the
registration on the books of
the Company the Share
Registrar or the Custodian
as nominal holder for the
Depositary if applicable to
execute such certificates and
to make such representations
and warranties as the
Depositary may deem necessary
or proper.  The Depositary
may withhold the delivery or
registration of transfer of
any Receipt or the
distribution of any dividend
or sale or distribution of
rights or of the proceeds
thereof or the delivery of
any Deposited Securities
until such proof evidence or
other information is filed or
such certificates are
executed or such
representations and
warranties made.  No Share
shall be accepted for deposit
unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by
any governmental body in
Ukraine which is then
performing the function of
the regulation of currency
exchange.



            7.  CHARGES OF
DEPOSITARY.

            The Company agrees
to pay the fees reasonable
expenses and outofpocket
charges of the Depositary and
those of any Registrar only
in accordance with agreements
in writing entered into
between the Depositary and
the Company from time to
time.  The Depositary shall
present its statement for
such charges and expenses to
the Company once every three
months.  The charges and
expenses of the Custodian are
for the sole account of the
Depositary.



            The following
charges shall be incurred by
any party depositing or
withdrawing Shares or by any
party surrendering Receipts
or to whom Receipts are
issued including without
limitation issuance pursuant
to a stock dividend or stock
split declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.03 of
the Deposit Agreement
whichever is applicable
1 taxes and other
governmental charges 2 such
registration fees as may from
time to time be in effect for
the registration of transfers
of Shares generally on the
Share Register and applicable
to transfers of Shares to the
name of the Depositary or its
nominee or the Custodian or
its nominee on the making of
deposits or withdrawals under
the terms of the Deposit
Agreement 3 such cable telex
and facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement 4 such expenses as
are incurred by the
Depositary in the conversion
of foreign currency pursuant
to Section 4.05 of the
Deposit Agreement 5 a fee of
$5.00 or less per 100
American Depositary Shares or
portion thereof for the
execution and delivery of
Receipts pursuant to
Section 2.03 4.03 or 4.04 of
the Deposit Agreement and the
surrender of Receipts
pursuant to Section 2.05 or
6.02 of the Deposit Agreement
6 a fee of 02 or less per
American Depositary Share or
portion thereof for any cash
distribution made pursuant to
the Deposit Agreement
including but not limited to
Sections 4.01 through 4.04
thereof and 7 a fee for the
distribution of securities
pursuant to Section 4.02 of
the Deposit Agreement such
fee being in an amount equal
to the fee for the execution
and delivery of American
Depositary Shares referred to
above which would have been
charged as a result of the
deposit of such securities
for purposes of this clause 7
treating all such securities
as if they were Shares but
which securities are instead
distributed by the Depositary
to Owners and 8 any other
charge payable by the
Depositary any of the
Depositarys agents including
the Custodian or the agents
of the Depositarys agents in
connection with the servicing
of Shares or other Deposited
Securities which charge shall
be assessed against Owners of
record as of the date or
dates set by the Depositary
in accordance with Section
4.06 of the Deposit Agreement
and shall be collected at the
sole discretion of the
Depositary by billing such
Owners for such charge or by
deducting such charge from
one or more cash dividends or
other cash distributions.

            The Depositary
subject to Article 8 hereof
may own and deal in any class
of securities of the Company
and its affiliates and in
Receipts.

            8.  PRERELEASE OF
RECEIPTS.

            Notwithstanding
Section 2.03 of the Deposit
Agreement the Depositary may
execute and deliver Receipts
prior to the receipt of
Shares pursuant to Section
2.02 of the Deposit Agreement
a PreRelease.  The Depositary
may pursuant to Section 2.05
of the Deposit Agreement
deliver Shares upon the
receipt and cancellation of
Receipts which have been
PreReleased whether or not
such cancellation is prior to
the termination of such
PreRelease or the Depositary
knows that such Receipt has
been PreReleased.  The
Depositary may receive
Receipts in lieu of Shares in
satisfaction of a PreRelease.
 Each PreRelease will be a
preceded or accompanied by a
written representation from
the person to whom Receipts
or Shares are to be delivered
that such person or its
customer owns the Shares or
Receipts to be remitted as
the case may be b at all
times fully collateralized
with cash or such other
collateral as the Depositary
deems appropriate c
terminable by the Depositary
on not more than five 5
business days notice and d
subject to such further
indemnities and credit
regulations as the Depositary
deems appropriate.  The
number of American Depositary
Shares which are outstanding
at any time as a result of
PreReleases will not normally
exceed thirty percent 30% of
the Shares deposited under
the Deposit Agreement
provided however that the
Depositary reserves the right
to change or disregard such
limit from time to time as it
deems appropriate.

            The Depositary may
retain for its own account
any compensation received by
it in connection with the
foregoing.

            9.  TITLE TO
RECEIPTS.



            It is a condition
of this Receipt and every
successive Owner and
Beneficial Owner of this
Receipt by accepting or
holding the same consents and
agrees that title to this
Receipt when properly
endorsed or accompanied by
proper instruments of
transfer is transferable by
delivery with the same effect
as in the case of a
negotiable instrument under
the laws of New York provided
however that the Depositary
notwithstanding any notice to
the contrary may treat the
person in whose name this
Receipt is registered on the
books of the Depositary as
the absolute owner hereof for
the purpose of determining
the person entitled to
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement or for all
other purposes.

            10.  VALIDITY OF
RECEIPT.

            This Receipt shall
not be entitled to any
benefits under the Deposit
Agreement or be valid or
obligatory for any purpose
unless this Receipt shall
have been executed by the
Depositary by the manual
signature of a duly
authorized signatory of the
Depositary provided however
that such signature may be a
facsimile if a Registrar for
the Receipts shall have been
appointed and such Receipts
are countersigned by the
manual signature of a duly
authorized officer of the
Registrar.

            11.  REPORTS
INSPECTION OF TRANSFER BOOKS.

            The Company
currently furnishes the
Securities and Exchange
Commission hereinafter called
the Commission with certain
public reports and documents
required by foreign law or
otherwise under Rule 12g32b
under the Securities Exchange
Act of 1934. Such reports and
documents will be available
for inspection and copying by
Owners and Beneficial Owners
at the public reference
facilities maintained by the
Commission located at 450
Fifth Street N.W. Washington
D.C. 20549.

            The Depositary
shall make available for
inspection by Owners of
Receipts at its Corporate
Trust Office any reports and
communications including any
proxy soliciting material
received from the Company
which are both a received by
the Depositary as the holder
of the Deposited Securities
and b made generally
available to the holders of
such Deposited Securities by
the Company.  The Depositary
will also send to Owners of
Receipts copies of such
reports when furnished by the
Company pursuant to the
Deposit Agreement.  Any such
reports and communications
including any such proxy
soliciting material furnished
to the Depositary by the
Company shall be furnished in
English to the extent such
materials are required to be
translated into English
pursuant to any regulations
of the Commission.



            The Depositary will
keep books at its Corporate
Trust Office for the
registration of Receipts and
transfers of Receipts which
at all reasonable times shall
be open for inspection by the
Owners of Receipts provided
that such inspection shall
not be for the purpose of
communicating with Owners of
Receipts in the interest of a
business or object other than
the business of the Company
or a matter related to the
Deposit Agreement or the
Receipts.

            12.  DIVIDENDS AND
DISTRIBUTIONS.

            Whenever the
Depositary or the Custodian
receives any cash dividend or
other cash distribution on
any Deposited Securities the
Depositary will if at the
time of receipt thereof any
amounts received in Hryvnia
or another foreign currency
can in the judgment of the
Depositary be converted on a
reasonable basis into United
States dollars transferable
to the United States and
subject to the Deposit
Agreement convert or cause to
be converted such dividend or
distribution into dollars and
will distribute the amount
thus received net of the fees
and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement and of applicable
taxes and other governmental
charges to the Owners of
Receipts entitled thereto
provided however that in the
event that the Company the
Depositary or the Custodian
is required to withhold and
does withhold from any cash
dividend or other cash
distribution in respect of
any Deposited Securities an
amount on account of taxes
the amount distributed to the
Owners of the Receipts
evidencing American
Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.



            Subject to the
provisions of Section 4.11
and 5.09 of the Deposit
Agreement whenever the
Depositary receives any
distribution other than a
distribution described in
Section 4.01 4.03 or 4.04 of
the Deposit Agreement the
Depositary will cause the
securities or property
received by it to be
distributed to the Owners
entitled thereto in any
manner that the Depositary
may deem equitable and
practicable for accomplishing
such distribution that if in
the provided however opinion
of the Depositary such
distribution cannot be made
proportionately among the
Owners of Receipts entitled
thereto or if for any other
reason the Depositary deems
such distribution not to be
feasible the Depositary may
adopt such method as it may
deem equitable and
practicable for the purpose
of effecting such
distribution including but
not limited to the public or
private sale of the
securities or property thus
received or any part thereof
and the net proceeds of any
such sale net of the fees and
expenses of the Depositary as
provided in Article 7 hereof
and Section 5.09 of the
Deposit Agreement and of
applicable taxes and other
governmental charges will be
distributed by the Depositary
to the Owners of Receipts
entitled thereto all in the
manner and subject to the
conditions described in
Section 4.01 of the Deposit
Agreement.

            If any distribution
consists of a dividend in or
free distribution of Shares
the Depositary may distribute
to the Owners of outstanding
Receipts entitled thereto
additional Receipts
evidencing an aggregate
number of American Depositary
Shares representing the
amount of Shares received as
such dividend or free
distribution subject to the
terms and conditions of the
Deposit Agreement with
respect to the deposit of
Shares and the issuance of
American Depositary Shares
evidenced by Receipts
including the withholding of
any tax or other governmental
charge and the payment of the
fees and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement.  In lieu of
delivering Receipts for
fractional American
Depositary Shares in any such
case the Depositary will sell
the amount of Shares
represented by the aggregate
of such fractions and
distribute the net proceeds
all in the manner and subject
to the conditions described
in Section 4.01 of the
Deposit Agreement.  If
additional Receipts are not
so distributed each American
Depositary Share shall
thenceforth also represent
the additional Shares
distributed upon the
Deposited Securities
represented thereby.

            In the event that
the Depositary determines
that any distribution in
property including Shares and
rights to subscribe
thereforor any deposit of
Shares transfer of Receipts
or withdrawal of Deposited
Securities hereunder is
subject to any tax or other
governmental charge which the
Depositary is obligated to
withhold the Depositary may
by public or private sale
dispose of all or a portion
of such property including
Shares and rights to
subscribe therefor in such
amounts and in such manner as
the Depositary deems
necessary and practicable to
pay any such taxes or charges
and the Depositary shall
distribute the net proceeds
of any such sale after
deduction of such taxes or
charges to the Owners of
Receipts entitled thereto.
The Depositary shall forward
to the Company such
information from its records
as the Company may reasonably
request to enable the Company
to file necessary reports
with governmental authorities
or agencies and either the
Company or the Depositary may
file any such reports
necessary to obtain benefits
under any applicable tax
treaties for Owners.



            Under applicable
Ukrainian law payments of
cash or other distributions
in respect of the Deposited
Securities under the Deposit
Agreement may be subject to
significant taxation some of
which may be recoverable by
the Depositary or its agents
acting for the benefit of
Owners and Beneficial Owners
under applicable
doubletaxation treaties.
Notwithstanding anything in
the Deposit Agreement to the
contrary before making any
distribution or other payment
on any Deposited Securities
the Depositary may make or
cause to be made such
deductions if any which by
the laws of Ukraine the
Depositary is required to
make in respect of any income
capital gains or other taxes
and the Depositary may also
deduct the amount of any tax
or governmental charges
payable by the Depositary or
for which the Depositary
might be made liable in
respect of such distribution
or other payment or any
document signed in connection
therewith.  In making such
deductions the Depositary
shall have no obligation to
any Owner or Beneficial Owner
to apply a rate under any
treaty or other arrangement
between Ukraine and the
country within which the
Owner or Beneficial Owner is
resident nor shall the
Depositary have any
obligation to take any action
to recover any amounts
withheld or deducted under
any applicable doubletaxation
treaty.

            13.  RIGHTS.

            In the event that
the Company shall offer or
cause to be offered to the
holders of any Deposited
Securities any rights to
subscribe for additional
Shares or any rights of any
other nature the Depositary
shall have discretion as to
the procedure to be followed
in making such rights
available to any Owners or in
disposing of such rights on
behalf of any Owners and
making the net proceeds
available to such Owners or
if by the terms of such
rights offering or for any
other reason the Depositary
may not either make such
rights available to any
Owners or dispose of such
rights and make the net
proceeds available to such
Owners then the Depositary
shall allow the rights to
lapse.  If at the time of the
offering of any rights the
Depositary determines in its
discretion that it is lawful
and feasible to make such
rights available to all or
certain Owners but not to
other Owners the Depositary
may distribute to any Owner
to whom it determines the
distribution to be lawful and
feasible in proportion to the
number of American Depositary
Shares held by such Owner
warrants or other instruments
therefor in such form as it
deems appropriate.



            In circumstances in
which rights would otherwise
not be distributed if an
Owner of Receipts or the
Company requests the
distribution of warrants or
other instruments in order to
exercise the rights allocable
to the American Depositary
Shares of such Owner or
certain Owners hereunder the
Depositary will make such
rights available to such
Owner or Owners upon written
notice from the Company to
the Depositary that a the
Company has elected in its
sole discretion to permit
such rights to be exercised
and b such Owner or Owners
have executed such documents
as the Company has determined
in its sole discretion are
reasonably required under
applicable law.

            If the Depositary
has distributed warrants or
other instruments for rights
to all or certain Owners then
upon instruction from such an
Owner pursuant to such
warrants or other instruments
to the Depositary from such
Owner to exercise such rights
upon payment by such Owner to
the Depositary for the
account of such Owner of an
amount equal to the purchase
price of the Shares to be
received upon the exercise of
the rights and upon payment
of the fees and expenses of
the Depositary and any other
charges as set forth in such
warrants or other instruments
the Depositary shall on
behalf of such Owner exercise
the rights and purchase the
Shares and the Company shall
cause the Shares so purchased
to be delivered to the
Depositary on behalf of such
Owner.  As agent for such
Owner the Depositary will
cause the Shares so purchased
to be deposited pursuant to
Section 2.02 of the Deposit
Agreement and shall pursuant
to Section 2.03 of the
Deposit Agreement execute and
deliver Receipts to such
Owner.  In the case of a
distribution pursuant to the
second paragraph of this
Article 13 such Receipts
shall be legended in
accordance with applicable
U.S. laws and shall be
subject to appropriate
restrictions on sale deposit
cancellation and transfer
under such laws.

            If the Depositary
determines in its discretion
that it is not lawful and
feasible to make such rights
available to all or certain
Owners it may sell the rights
warrants or other instruments
in proportion to the number
of American Depositary Shares
held by the Owners to whom it
has determined it may not
lawfully or feasibly make
such rights available and
allocate the net proceeds of
such sales net of the fees
and expenses of the
Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable
in connection with such
rights and subject to the
terms and conditions of the
Deposit Agreement for the
account of such Owners
otherwise entitled to such
rights warrants or other
instruments all in the manner
and subject to the conditions
described in Section 4.01 of
the Deposit Agreement.



            Except as otherwise
provided in the second
paragraph of Section 4.04 of
the Deposit Agreement the
Depositary will not offer
rights to Owners unless both
the rights and the securities
to which such rights relate
are either exempt from
registration under the
Securities Act of 1933 with
respect to a distribution to
all Owners or are registered
under the provisions of such
Act provided that nothing in
this Deposit Agreement shall
create any obligation on the
part of the Company to file a
registration statement with
respect to such rights or
underlying securities or to
endeavor to have such a
registration statement
declared effective.  If an
Owner of Receipts or the
Company requests the
distribution of warrants or
other instruments
notwithstanding that there
has been no such registration
under such Act the Depositary
shall not effect such
distribution unless it has
received an opinion from
recognized counsel in the
United States for the Company
which may be Baker  McKenzie
including its London office
as long as partners admitted
to practice in the United
States are resident there
upon which the Depositary may
rely that such distribution
to the Owner or Owners to
which it is to be made is
exempt from such
registration.

            The Depositary
shall not be responsible for
any failure to determine that
it may be lawful or feasible
to make such rights available
to Owners in general or any
Owner in particular.

            14.  CONVERSION OF
FOREIGN CURRENCY.



            Whenever the
Depositary or the Custodian
shall receive Hryvnia or
another foreign currency by
way of dividends or other
distributions or the net
proceeds from the sale of
securities property or rights
and if at the time of the
receipt thereof the Hryvnia
or other foreign currency so
received can in the judgment
of the Depositary be
converted on a reasonable
basis into Dollars and the
resulting Dollars transferred
to the United States the
Depositary shall convert or
cause to be converted by sale
or in any other manner that
it may determine such foreign
currency into Dollars and
such Dollars shall be
distributed to the Owners
entitled thereto or if the
Depositary shall have
distributed any warrants or
other instruments which
entitle the holders thereof
to such Dollars then to the
holders of such warrants
andor instruments upon
surrender thereof for
cancellation.  Such
distribution may be made upon
an averaged or other
practicable basis without
regard to any distinctions
among Owners on account of
exchange restrictions the
date of delivery of any
Receipt or otherwise and
shall be net of any expenses
of conversion into Dollars
incurred by the Depositary as
provided in Section 5.09 of
the Deposit Agreement.

            If such conversion
or distribution can be
effected only with the
approval or license of any
government or agency thereof
the Depositary shall file or
cause the Custodian to file
such application for approval
or license if any as it may
deem desirable.

            If at any time the
Depositary shall determine
that in its judgment any
Hryvnia or other foreign
currency received by the
Depositary or the Custodian
is not convertible on a
reasonable basis into Dollars
transferable to the United
States or if any approval or
license of any government or
agency thereof which is
required for such conversion
is denied or in the opinion
of the Depositary is not
obtainable or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary the Depositary may
distribute the foreign
currency or an appropriate
document evidencing the right
to receive such foreign
currency received by the
Depositary to or in its
discretion may hold such
foreign currency uninvested
and without liability for
interest thereon for the
respective accounts of the
Owners entitled to receive
the same.

            If any such
conversion of foreign
currency in whole or in part
cannot be effected for
distribution to some of the
Owners entitled thereto the
Depositary may in its
discretion make such
conversion and distribution
in Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to or hold
such balance uninvested and
without liability for
interest thereon for the
respective accounts of the
Owners entitled thereto.

            15.  RECORD DATES.



            Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be made
or whenever rights shall be
issued with respect to the
Deposited Securities or
whenever the Depositary shall
receive notice of any meeting
of holders of Shares or other
Deposited Securities or
whenever for any reason the
Depositary causes a change in
the number of Shares that are
represented by each American
Depositary Share or whenever
the Depositary shall find it
necessary or convenient the
Depositary shall fix a record
date a for the determination
of the Owners of Receipts who
shall be i entitled to
receive such dividend
distribution or rights or the
net proceeds of the sale
thereof or ii entitled to
give instructions for the
exercise of voting rights at
any such meeting or b on or
after which each American
Depositary Share will
represent the changed number
of Shares subject to the
provisions of the Deposit
Agreement.

            16.  VOTING OF
DEPOSITED SECURITIES.



            Upon receipt of
notice of any meeting of
holders of Shares or other
Deposited Securities if
requested in writing by the
Company the Depositary shall
as soon as practicable
thereafter mail to the Owners
of Receipts a notice the form
of which notice shall be in
the sole discretion of the
Depositary which shall
contain a such information as
is contained in such notice
of meeting received by the
Depositary from the Company
b a statement that the Owners
of Receipts as of the close
of business on a specified
record date will be entitled
subject to any applicable
provision of law and of the
Corporate Documents of the
Company to instruct the
Depositary as to the exercise
of the voting rights if any
pertaining to the amount of
Shares or other Deposited
Securities represented by
their respective American
Depositary Shares and c a
statement as to the manner in
which such instructions may
be given or deemed given in
accordance with the last
sentence of this paragraph if
no instruction is received to
the Depositary to give a
discretionary proxy to a
person designated by the
Company. Upon the written
request of an Owner of a
Receipt on such record date
received on or before the
date established by the
Depositary for such purpose
the Depositary shall endeavor
insofar as practicable to
vote or cause to be voted the
amount of Shares or other
Deposited Securities
represented by such American
Depositary Shares evidenced
by such Receipt in accordance
with the instructions set
forth in such request.  The
Depositary shall not vote or
attempt to exercise the right
to vote that attaches to the
Shares or other Deposited
Securities other than in
accordance with such
instructions or deemed
instructions.  If no
instructions are received by
the Depositary from any Owner
with respect to any of the
Deposited Securities
represented by the American
Depositary Shares evidenced
by such Owners Receipts on or
before the date established
by the Depositary for such
purpose the Depositary shall
deem such Owner to have
instructed the Depositary to
give a discretionary proxy to
a person designated by the
Company with respect to such
Deposited Securities and the
Depositary shall give a
discretionary proxy to a
person designated by the
Company to vote such
Deposited Securities provided
that no such instruction
shall be deemed given and no
such discretionary proxy
shall be given with respect
to any matter as to which the
Company informs the
Depositary and the Company
agrees to provide such
information as promptly as
practicable in writing that x
the Company does not wish
such proxy given y
substantial opposition exists
or z such matter materially
and adversely affects the
rights of holders of Shares.

            17.  CHANGES
AFFECTING DEPOSITED
SECURITIES.

            In circumstances
where the provisions of
Section 4.03 of the Deposit
Agreement do not apply upon
any change in nominal value
change in par value splitup
consolidation or any other
reclassification of Deposited
Securities or upon any
recapitalization
reorganization merger or
consolidation or sale of
assets affecting the Company
or to which it is a party any
securities which shall be
received by the Depositary or
a Custodian in exchange for
or in conversion of or in
respect of Deposited
Securities shall be treated
as new Deposited Securities
under the Deposit Agreement
and American Depositary
Shares shall thenceforth
represent in addition to the
existing Deposited Securities
the right to receive the new
Deposited Securities so
received in exchange or
conversion unless additional
Receipts are delivered
pursuant to the following
sentence.  In any such case
the Depositary may execute
and deliver additional
Receipts as in the case of a
dividend in Shares or call
for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such
new Deposited Securities.

            18.	LIABILITY OF
THE COMPANY AND DEPOSITARY.



            Neither the
Depositary nor the Company
nor any of their respective
directors employees agents or
affiliates shall incur any
liability to any Owner or
Beneficial Owner of any
Receipt if by reason of i any
provision of any present or
future law or regulation of
the United States Ukraine or
any other country or
jurisdiction ii any provision
of any present or future
regulation of any
governmental or regulatory
authority or stock exchange
or iii any act of God or war
or other circumstances beyond
its control the Depositary or
the Company shall be
prevented delayed or
forbidden from or be subject
to any civil or criminal
penalty on account of doing
or performing any act or
thing which by the terms of
the Deposit Agreement or
Deposited Securities it is
provided shall be done or
performed nor shall the
Depositary or the Company nor
any of their respective
directors employees agents or
affiliates incur any
liability to any Owner or
Beneficial Owner of any
Receipt by reason of any non-
performance or delay caused
as aforesaid in the perform-
ance of any act or thing
which by the terms of the
Deposit Agreement it is
provided shall or may be done
or performed or by reason of
any exercise of or failure to
exercise any discretion
provided for in the Deposit
Agreement.

            Neither the
Depositary nor any of its
directors employees agents or
affiliates shall incur any
liability to any Owner or
Beneficial Owner of any
Receipt if by reason of i any
act or failure to act of the
Company or its agents
including the Share Registrar
or their respective directors
employees agents or
affiliates ii any provision
present or future of the
Corporate Documents of the
Company or any other
instrument of the Company
governing the Deposited
Securities or iii any
provision of any securities
issued or distributed by the
Company or any offering or
distribution thereof the
Depositary shall be prevented
delayed or forbidden from or
be subject to any civil or
criminal penalty on account
of doing or performing any
act or thing which by the
terms of the Deposit
Agreement or Deposited
Securities it is provided
shall be done or performed
nor shall the Depositary nor
any of its directors
employees agents or
affiliates incur any
liability to any Owner or
Beneficial Owner of any
Receipt by reason of any non-
performance or delay caused
as aforesaid in the perform-
ance of any act or thing
which by the terms of the
Deposit Agreement it is
provided shall or may be done
or performed.

            Where by the terms
of a distribution pursuant to
Section 4.01 4.02 or 4.03 of
the Deposit Agreement or an
offering or distribution
pursuant to Section 4.04 of
the Deposit Agreement such
distribution or offering may
not be made available to
Owners of Receipts and the
Depositary may not dispose of
such distribution or offering
on behalf of such Owners and
make the net proceeds
available to such Owners then
the Depositary shall not make
such distribution or offering
and shall allow any rights if
applicable to lapse.



            Neither the Company
nor the Depositary assumes
any obligation or shall be
subject to any liability
under the Deposit Agreement
to Owners or Beneficial
Owners of Receipts except
that they agree to perform
their obligations
specifically set forth in the
Deposit Agreement without
negligence or bad faith
except as set forth in
Section 5.13 of the Agreement
with respect to the Company.
 The Depositary shall not be
subject to any liability with
respect to the validity or
worth of the Deposited
Securities.  Neither the
Depositary nor the Company
shall be under any obligation
to appear in prosecute or
defend any action suit or
other proceeding in respect
of any Deposited Securities
or in respect of the Receipts
which in its opinion may
involve it in expense or
liability unless indemnity
satisfactory to it against
all expense and liability
shall be furnished as often
as may be required and the
Custodian shall not be under
any obligation whatsoever
with respect to such
proceedings the
responsibility of the
Custodian being solely to the
Depositary.  Neither the
Depositary nor the Company
shall be liable for any
action or nonaction by it in
reliance upon the advice of
or information from legal
counsel accountants any
person presenting Shares for
deposit any Owner or
Beneficial Owner of a Receipt
or any other person believed
by it in good faith to be
competent to give such advice
or information.

            The Depositary
shall not be liable to the
Company any Owner or
Beneficial Owner or any other
person for the unavailability
of Deposited Securities or
for the failure to make any
distribution of cash or
property with respect thereto
as a result of i any act or
failure to act of the Company
or its agents including the
Share Registrar or their
respective directors
employees agents or
affiliates ii any provision
of any present or future law
or regulation of the United
States Ukraine or any other
country iii any provision of
any present or future
regulation of any
governmental or regulatory
authority or stock exchange
iv any provision of any
present or future Corporate
Documents or any other
instrument of the Company
governing the Deposited
Securities v any provision of
any securities issued or
distributed by the Company or
any offering or distribution
thereof or vi any act of God
or war or other circumstance
beyond its control.

            The Company shall
not be liable to the
Depositary any Owner or
Beneficial Owner or any other
person for the unavailability
of Deposited Securities or
for the failure to make any
distribution of cash or
property with respect thereto
as a result of i any
provision of any present or
future law or regulation of
the United States Ukraine or
any other country or
jurisdiction ii any provision
of any present or future
regulation of any
governmental or regulatory
authority or stock exchange
or iii any act of God or war
or other circumstance beyond
its control.



            The Depositary
shall not be responsible for
any failure to carry out any
instructions to vote any of
the Deposited Securities or
for the manner in which any
such vote is cast or the
effect of any such vote
provided that any such action
or nonaction is in good
faith.  The Depositary shall
not be liable for any acts or
omissions made by a successor
depositary whether in
connection with a previous
act or omission of the
Depositary or in connection
with a matter arising wholly
after the removal or
resignation of the Depositary
provided that in connection
with the issue out of which
such potential liability
arises the Depositary
performed its obligations
without negligence or bad
faith while it acted as
Depositary.  The Company
agrees to indemnify the
Depositary its directors
employees agents and
affiliates and any Custodian
against and hold each of them
harmless from any liability
or expense including but not
limited to the expenses of
counsel which may arise out
of a and registration with
the Commission of Receipts
American Depository Shares or
Deposited Securities or the
offer or sale thereof b acts
performed or omitted in
accordance with the
provisions of the Deposit
Agreement and of the Receipts
as the same may be amended
modified or supplemented from
time to time i by either the
Depositary or a Custodian or
their respective directors
employees agents and
affiliates except for any
liability or expense arising
out of the negligence or bad
faith of either of them or ii
by the Company or any of its
directors employees agents
and affiliates or c the
unavailability of Deposited
Securities or the failure to
make any distribution of cash
or property with respect
thereto as a result of i any
act or failure to act of the
Company or its agents
including the Share Registrar
or their respective directors
employees agents or
affiliates ii any provision
of any present or future
Corporate Documents or any
other instrument of the
Company governing Deposited
Securities or iii any
provision of any securities
issued or distributed by the
Company or any offering or
distribution thereof.  No
disclaimer of liability under
the Securities Act of 1933 is
intended by any provision of
the Deposit Agreement.

            19.	RESIGNATION
AND REMOVAL OF THE DEPOSITARY
APPOINTMENT OF SUCCESSOR
CUSTODIAN.

            The Depositary may
at any time resign as
Depositary hereunder by
written notice of its
election so to do delivered
to the Company such
resignation to take effect
upon the appointment of a
successor depositary and its
acceptance of such
appointment as provided in
the Deposit Agreement.  The
Depositary may at any time be
removed by the Company by
written notice of such
removal effective upon the
appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners
of Receipts to do so it may
appoint a substitute or
additional custodian or
custodians.



            20.  AMENDMENT.

            The form of the
Receipts and any provisions
of the Deposit Agreement may
at any time and from time to
time be amended by agreement
between the Company and the
Depositary without the
consent of Owners or
Beneficial Owners of Receipts
in any respect which they may
deem necessary or desirable.
 Any amendment which shall
impose or increase any fees
or charges other than taxes
and other governmental
charges registration fees and
cable telex or facsimile
transmission costs delivery
costs or other such expenses
or which shall otherwise
prejudice any substantial
existing right of Owners of
Receipts shall however not
become effective as to
outstanding Receipts until
the expiration of thirty days
after notice of such
amendment shall have been
given to the Owners of
outstanding Receipts.  Every
Owner of a Receipt at the
time any amendment so becomes
effective shall be deemed by
continuing to hold such
Receipt to consent and agree
to such amendment and to be
bound by the Deposit
Agreement as amended thereby.
 In no event shall any
amendment impair the right of
the Owner of any Receipt to
surrender such Receipt and
receive therefor the
Deposited Securities
represented thereby except in
order to comply with
mandatory provisions of
applicable law.

            21.	TERMINATION OF
DEPOSIT AGREEMENT.



            The Depositary at
any time at the direction of
the Company shall terminate
the Deposit Agreement by
mailing notice of such
termination to the Owners of
all Receipts then outstanding
at least 90 days prior to the
date fixed in such notice for
such termination.  The
Depositary may likewise
terminate the Deposit
Agreement by mailing notice
of such termination to the
Company and the Owners of all
Receipts then outstanding if
at any time 90 days shall
have expired after the
Depositary shall have
delivered to the Company a
written notice of its
election to resign and a
successor depositary shall
not have been appointed and
accepted its appointment as
provided in the Deposit
Agreement.  On and after the
date of termination the Owner
of a Receipt will upon a
surrender of such Receipt at
the Corporate Trust Office of
the Depositary b payment of
the fee of the Depositary for
the surrender of Receipts
referred to in Section 2.05
of the Deposit Agreement and
c payment of any applicable
taxes or governmental charges
be entitled to delivery to
him or upon his order of the
amount of Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt.
If any Receipts shall remain
outstanding after the date of
termination the Depositary
thereafter shall discontinue
the registration of transfers
of Receipts shall suspend the
distribution of dividends to
the Owners thereof and shall
not give any further notices
or perform any further acts
under the Deposit Agreement
except that the Depositary
shall continue to collect
dividends and other
distributions pertaining to
Deposited Securities shall
sell rights and other
property as provided in the
Deposit Agreement and shall
continue to deliver Deposited
Securities together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property in
exchange for Receipts
surrendered to the Depositary
after deducting in each case
the fee of the Depositary for
the surrender of a Receipt
any expenses for the account
of the Owner of such Receipt
in accordance with the terms
and conditions of the Deposit
Agreement and any applicable
taxes or governmental
charges.  At any time after
the expiration of one year
from the date of termination
the Depositary may sell the
Deposited Securities then
held under the Deposit
Agreement and may thereafter
hold uninvested the net
proceeds of any such sale
together with any other cash
then held by it thereunder
unsegregated and without
liability for interest for
the pro rata benefit of the
Owners of Receipts which have
not theretofore been
surrendered such Owners
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds.  After making such
sale the Depositary shall be
discharged from all
obligations under the Deposit
Agreement except to account
for such net proceeds and
other cash after deducting in
each case the fee of the
Depositary for the surrender
of a Receipt any expenses for
the account of the Owner of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement and
any applicable taxes or
governmental charges.  Upon
the termination of the
Deposit Agreement the Company
shall be discharged from all
obligations under the Deposit
Agreement except for its
obligations to the Depositary
with respect to
indemnification charges and
expenses.

            22.	 SUBMISSION TO
JURISDICTION ARBITRATION
WAIVER OF IMMUNITIES.



            The Deposit
Agreement provides that any
controversy claim or cause of
action brought by any party
to the Deposit Agreement
against the Company arising
out of or relating to the
Shares or other Deposited
Securities the American
Depositary Shares the
Receipts or the Deposit
Agreement or the breach
thereof shall be finally
settled by arbitration in
London England in accordance
with the Rules of the London
Court of International
Arbitration which rules are
deemed to be incorporated by
reference into this Article
22 and that judgment upon the
award rendered by the
arbitrators may be entered in
any court having jurisdiction
thereof provided that in the
event of any thirdparty
litigation to which the
Depositary is a party and to
which the Company may
property be joined the
Company may be so joined in
any court of competent
jurisdiction in which such
litigation is proceeding and
provided further that any
such controversy claim or
cause of action relating to
or based upon the provisions
of the Federal securities
laws of the United States or
the rules and regulations
thereunder may but need not
be submitted to arbitration
as provided in the Deposit
Agreement.  The Deposit
Agreement also provides that
any controversy claim or
cause of action arising out
of or relating to the Shares
or other Deposited Securities
the American Depositary
Shares the Receipts or the
Deposit Agreement not subject
to arbitration shall be
litigated in the Federal and
state courts in the Borough
of Manhattan.

            To the extent that
the Company or any of its
properties assets or revenues
may have or hereafter become
entitled to or have
attributed to it any right of
immunity on the grounds of
sovereignty or otherwise from
any legal action suit or
proceeding from the giving of
any relief in any respect
thereof from setoff or
counterclaim from the
jurisdiction of any court
from service of process from
attachment upon or prior to
judgment from attachment in
aid of execution or judgment
or other legal process or
proceeding for the giving of
any relief or for the
enforcement of any judgment
in any jurisdiction in which
proceedings may at any time
be commenced with respect to
its obligations liabilities
or any other matter under or
arising out of or in
connection with the Shares or
Deposited Securities the
American Depositary Shares
the Receipts or the Deposit
Agreement the Company to the
fullest extent permitted by
law hereby irrevocably and
unconditionally waives and
agrees not to plead or claim
any such immunity and
consents to such relief and
enforcement.

            23.	REGISTRATION
OF SHARES SHARE REGISTRAR
SHARE REGISTER.



            a The Company
agrees that it shall at any
time and from time to time i
take any and all action as
may be necessary to assure
the accuracy and completeness
of all information set forth
in the Share Register
maintained by the Share
Registrar in respect of the
Shares or Deposited
Securities ii to the extent
permitted by applicable
Ukrainian law provide or
cause the Share Registrar to
provide to the Depositary the
Custodian or their respective
agents access to the Share
Register for the purpose of
verifying ownership rights
during ordinary business
hours in Kyiv Ukraine in such
manner and upon such terms
and conditions as the
Depository may in its sole
discretion deem appropriate
iii cause the Share Registrar
to promptly effect the
reregistration of ownership
of Deposited Securities in
the Share Register in
connection with any deposit
or withdrawal of Shares or
Deposited Securities under
this Deposit Agreement and iv
permit and cause the Share
Registrar to permit the
Custodian to register as a
nominal holder acting for the
benefit of the Depositary or
its nominee.

         b The Company agrees
that it shall be solely
liable for any act or failure
to act on the part of the
Share Registrar and that the
Company shall be solely
liable for the unavailability
of Deposited Securities or
for the failure of the
Depositary to make any
distribution of cash or
property with respect thereto
as a result of i any act or
failure to act of the Company
or its agents including the
Share Registrar or their
respective directors
employees agents or
affiliates ii any provision
of any present or future
Corporate Documents or any
other instrument of the
Company governing the
Deposited Securities or
iii any provision of any
securities issued or
distributed by the Company or
any offering or distribution
thereof.

            24.	DISCLOSURE OF
INTERESTS.

            The Company or the
Depositary may from time to
time request Owners to
provide information as to the
capacity in which such Owners
own or owned Receipts and
regarding the identity of any
other persons then or
previously having a
beneficial interest in such
Receipts and the nature of
such interest and various
other matters.  Each Owner
agrees to provide any
information requested by the
Company or the Depositary
pursuant to Section 3.04 of
the Deposit Agreement and
this Article 23.  To the
extent that provisions of or
governing any Deposited
Securities including the
Companys Corporate Documents
or applicable law may require
the disclosure of beneficial
or other ownership of
Deposited Securities other
Shares and other securities
to the Company and may
provide for blocking transfer
and voting or other rights to
enforce such disclosure or
limit such ownership Owners
and Beneficial Owners are
required to comply with all
such disclosure requirements
and ownership limitations and
to cooperate with the
Depositarys compliance with
Company instructions as to
Receipts in respect of any
such enforcement or
limitation.